SECURITIES AND EXCHANGE COMMISSION
                Washington D.C. 20549


                           FORM 8-K

                        CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15 (d)
            OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)
                September 30, 1994
                ------------------

               Polaris Industries Partners L.P.
    (Exact name of registrant as specified in its charter)


         Delaware                    1-9653       11-2871657
- ------------------------------      -----------   ----------
(State or other jurisdiction of     (Commission    (IRS
Employer incorporation)             File Number)    ID Number)


  1225 Highway 169 North, Minneapolis, MN            55441
- -----------------------------------------          ---------
(Address of principal executive offices)           (Zip Code)

Registrant's Telephone Number,
 including area code:                        (612) 542-0500
                                             --------------

                             N/A
- ------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.   Other Events.

      In connection with its previously-announced plan to convert from a publicly traded limited partnership to a publicly traded corporation (the "Transaction"), the Registrant and the following parties have entered into an Agreement and Plan of Conversion dated as of September 29, 1994 (the "Agreement"): Polaris Industries Inc. ("PII"), Polaris Industries L.P. (the "Operating Partnership"), EIP Associates L.P. ("EIPA"), Polaris Industries Associates L.P. ("PIA"), Polaris Industries Capital Corporation ("PICC"), EIP Capital Corporation ("EIPCC"), Victor
K. Atkins, Jr., as general partner of both EIPA and PIA and as a stockholder of EIPCC, LB I Group Inc. ("LB I Group"), as limited partner of both EIPCC and PIA, EIP I, L.P. ("EIP I, L.P"), as limited partner of EIPA, G.A. Myles, as limited partner of PIA, and Nancy A. Flaherty, Walter D. O'Hearn, Jr., and Ann Rogers Egan, as stockholders of EIPCC. A copy of the Agreement is attached hereto as Exhibit 99.3.

     The Agreement provides, among other things, that the following transactions will take place: (i) PICC will merge with EIPCC, with PICC as the surviving entity; (ii) Messrs. Atkins, and O'Hearn, Ms. Egan and Ms. Flaherty will transfer their capital stock in EIPCC to PII in exchange for shares of PII's Common Stock; (iii) EIP I, L.P., Mr. Atkins and LB I Group will transfer their partnership interests in EIPA to PII in exchange for shares of PII's Common Stock; (iv) LB I Group and Messrs. Atkins and Myles will transfer their partnership interests in PIA to PII in exchange for shares of PII's Common Stock; (v) PII and EIPCC will form a Delaware limited partnership under the name of PTP LP, or such other name as they shall determine ("PTP"), with PII as limited partner and EIPCC as general partner; (vi) PTP will merge with the Registrant, with the Registrant as the surviving entity; and
(vii) the Operating Partnership and PIA will merge with the Registrant, with the Registrant as the surviving entity and with EIPA and PII as general partners and PII and EIPCC as limited partners.

    On September 30, 1994 the Registrant announced that it had filed a preliminary Proxy Statement/Prospectus with the Securities and Exchange Commission relating to the Transaction. A copy of the press release relating to this announcement is attached hereto as Exhibit 99.4.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits
     Exhibit No.

        99.3 Agreement and Plan of Conversion, dated as of September 29, 1994, by and among the Registrant, Polaris Industries Inc., Polaris Industries L.P., EIP Associates L.P., Polaris Industries Associates L.P., Polaris Industries Capital Corporation, EIP Capital Corporation, Victor K. Atkins, Jr., LB I Group Inc., EIP I, L.P., G.A. Myles, Nancy A. Flaherty, Walter D. O'Hearn, Jr. and Ann Rogers Egan.

        99.4 Press release issued by the Registrant on September 30, 1994 in connection with the filing of the preliminary Proxy
               Statement/Prospectus relating to the Transaction.

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    POLARIS INDUSTRIES PARTNERS L.P.

                    By:  EIP ASSOCIATES L.P.
                              General Partner

                         By:  EIP CAPITAL CORPORATION
                                   General Partner

                              By: /s/ Victor K. Atkins, Jr.
                                  -------------------------
                                   Name: Victor K. Atkins, Jr.
                                      Title: President




Dated:  October 14, 1994


                         EXHIBIT INDEX


Exhibit No.                                         Page Number

   99.3        Agreement and Plan of Conversion,
               dated as of September 29, 1994,
               by and among the Registrant,
               Polaris Industries Inc., Polaris
               Industries L.P., EIP Associates
               L.P., Polaris Industries
               Associates L.P., Polaris
               Industries Capital Corporation,
               EIP Capital Corporation, Victor
               K. Atkins, Jr., LB I Group Inc.,
               EIP I, L.P., G.A. Myles, Nancy A.
               Flaherty, Walter D. O'Hearn, Jr.
               and Ann Rogers Egan.

   99.4 Press release issued by the Registrant on September 30, 1994 in connection with the filing of the preliminary Proxy
               Statement/Prospectus relating to the
               Transaction.